T. Rowe Price International Discovery Fund

Supplement to Summary Prospectus Dated December 15, 2020

The portfolio manager table under “Management” is supplemented as follows:

Effective January 1, 2021, Mr. Thomson will step down as a portfolio manager and Cochair of the fund’s Investment Advisory Committee. Mr. Griffiths will remain as portfolio manager and Chair of the fund’s Investment Advisory Committee.

The date of this supplement is December 21, 2020.

F38-041-S 12/21/20